Tax-Free Trust of Oregon
                            380 Madison Avenue, Suite
                              2300 * New York, New
                             York 10017 800-437-1020
                                 * 212-697-6666

                                   PROSPECTUS

                                                                February 1, 2010


                      Ticker: Class A-ORTFX Class C-ORTCX

                              Class I-ORTIX Class Y-ORTYX

   Tax-Free Trust of Oregon is a mutual fund that seeks to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital. The Trust invests in municipal obligations that pay interest exempt from Oregon state and regular Federal income taxes and are of investment grade quality.

              For purchase, redemption or account inquiries contact
                    the Trust's Shareholder Servicing Agent:

                        PNC Global Investment Servicing *
                          101 Sabin Street * Pawtucket,
                           RI 02860-1427 800-437-1000
                                    toll-free

                    For general inquiries & yield information
                     800-437-1020 toll-free or 212-697-6666


   The Securities and Exchange Commission has not approved or disapproved the
     Trust's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

Trust Summary...............................................................1

     Investment Objective...................................................1

     Fees and Expenses of the Trust.........................................1

     Shareholder Fees.......................................................1

     Portfolio Turnover.....................................................2

     Principal Investment Strategies........................................2

     Principal Risks........................................................3

     Trust Performance......................................................4

     Management.............................................................6

     Purchase and Sale of Trust Shares......................................6

     Tax Information .......................................................6

     Payment to Broker-Dealers and6
        Other Financial Intermediaries......................................6

Investment of the Trust's Assets............................................6

Trust Management...........................................................11

Net Asset Value per Share..................................................12

Purchases..................................................................12

Redeeming An Investment....................................................15

Alternative Purchase Plans.................................................19

Dividends and Distributions................................................25

Tax Information............................................................26

Financial Highlights.......................................................30

TRUST SUMMARY

                              Investment Objective

     The Trust's objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

                         Fees and Expenses of the Trust

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Trust or in other funds in the Aquila Group of Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in "Alternative Purchase Plans" on page 19 of the Trust's prospectus, "What are the sales charges for purchases of Class A Shares" on page 20 of the prospectus and "Reduced Sales Charges for Certain Purchases of Class A Shares" on page 22 of the prospectus. No Class I Shares are currently outstanding.

           Shareholder Fees (fees paid directly from your investment)

                                                                Class A          Class C       Class I      Class Y

                                                                Shares           Shares        Shares       Shares


Maximum Sales Charge (Load) Imposed on Purchases (as a          4.00%            None          None         None
percentage of offering price);

Maximum Deferred Sales Charge (Load) (as a percentage of        None(1)          1.00%         None         None
the lesser of redemption value or purchase price)

Maximum Sales Charge (Load) Imposed on Reinvested               None             None          None         None
Dividends or Distributions (as a percentage of offering
price)

Redemption Fees                                                 None             None          None         None

Annual Trust Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee                                                  0.40%            0.40%         0.40%        0.40%

Distribution (12b-1) Fee                                        0.15%            0.75%         0.15%(2)     None

Other Expenses                                                  0.18%            0.43%         0.37%        0.18%

Total Annual Trust Operating Expenses                           0.73%            1.58%         0.92%        0.58%


(1) Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase and up to 0.50 of 1% for redemptions during the third and fourth years after purchase.

(2)  Current rate; up to 0.25% can be authorized.

Example

     This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Trust's operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 year               3 years               5 years                10 years

Class A Shares                   $472                  $624                 $790                   $1,270

Class C Shares                   $261                  $499                 $860                   $1,439

Class I Shares                    $94                  $293                 $509                   $1,131

Class Y Shares                    $59                  $186                 $324                     $726

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares                   $161                  $499                 $860                   $1,439

                               Portfolio Turnover

     The Trust pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Trust shares are held in a taxable account. These costs, which are not reflected in annual Trust operating expenses or in the example, affect the Trust's performance. During the most recent fiscal year, the Trust's portfolio turnover rate was 15% of the average value of its portfolio.

                        Principal Investment Strategies

     The Trust invests in tax-free municipal obligations which pay interest exempt from Oregon state and regular Federal income taxes. We call these "Oregon Obligations." In general, all or almost all of these obligations are issued by the State of Oregon, its counties and various other local authorities. At least 80% of the Trust's assets will always consist of Oregon obligations of these issuers. These obligations can be of any maturity, but the Trust's average portfolio maturity has traditionally been between 10 and 18 years.

     At the time of purchase, the Trust's Oregon Obligations must be of investment grade quality. This means that they must either

* be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

* if unrated, be determined to be of comparable quality by the Trust's Sub-Adviser, FAF Advisors, Inc.

     The Sub-Adviser selects obligations for the Trust's portfolio to best achieve the Trust's objective by considering various characteristics including quality, maturity and coupon rate.

     The Trust may use futures and options on futures to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates.

                                Principal Risks

     The Trust's assets, being primarily or entirely Oregon issues, are subject to economic and other conditions affecting Oregon. Adverse local events, such as the current downturn in the Oregon economy and continued high unemployment, could affect the value of the Trust's portfolio. (See "What are the main risk factors and special considerations specifically relating to investment in Oregon Issuers?" in the Trust's prospectus.)

     There are two types of risk associated with any fixed-income debt securities such as Oregon Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in prevailing interest rates. If interest rates rise, the value of debt securities, including Oregon Obligations, will normally decline. If the value of Oregon Obligations held by the Trust declines, the net asset value of your shares in the Trust will also decline. Oregon Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Oregon Obligations the Trust owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

     There are risks in using futures and options for hedging purposes. These include possible incorrect judgments regarding future movements in credit markets and imperfect correlation in hedging strategies.

     An investment in the Trust is not a deposit in FAF Advisors, Inc., any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer. In general, the more the Trust invests in the securities of specific issuers, the more the Trust is exposed to risks associated with investments in those issuers.


     Loss of money is a risk of investing in the Trust.


                               Trust Performance


     The following bar chart and table provide some indication of the risks of investing in the Trust by showing changes in the Trust's performance from year to year and by showing how the Trust's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Trust's past performance (before and after taxes) is not necessarily an indication of how the Trust will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).


                              ANNUAL TOTAL RETURNS
                                 Class Y Shares
                                   2000 - 2009


12%                                                                       11.10%
                                                                           XXXX
10%        10.25%         9.20%                                            XXXX
            XXXX          XXXX                                             XXXX
8%          XXXX          XXXX                                             XXXX
            XXXX          XXXX                                             XXXX
6%          XXXX          XXXX                                             XXXX
            XXXX   4.59%  XXXX   5.14%                                     XXXX
4%          XXXX   XXXX   XXXX   XXXX   3.94%         3.78%                XXXX
            XXXX   XXXX   XXXX   XXXX   XXXX   2.77   XXXX   2.99          XXXX
2%          XXXX   XXXX   XXXX   XXXX   XXXX   XXXX   XXXX   XXXX          XXXX
            XXXX   XXXX   XXXX   XXXX   XXXX   XXXX   XXXX   XXXX          XXXX
0%          XXXX   XXXX   XXXX   XXXX   XXXX   XXXX   XXXX   XXXX  -1.03   XXXX
                                                                    XXXX
-2                                                                  XXXX
            2000   2001   2002   2003   2004   2005   2006   2007   2008   2009


                                 Calendar Years


     During the 10-year period shown in the bar chart, the highest return for a quarter was 5.51% (quarter ended September 30, 2009) and the lowest return for a quarter was -3.17% (quarter ended September 30, 2008).




                                                                               Average Annual Total Returns for
                                                                             the Periods Ended December 31, 2009
                                                                       1 Year          5 Years             10 Years

Class Returns Before Taxes:
Class A                                                                6.53%            2.84%               4.63%
Class C                                                                8.97%            2.81%               4.16%
Class Y                                                               11.10%            3.85%               5.21%

Class Y Returns After Taxes:
On Distributions                                                      11.09%            3.84%               5.19%
On Distributions and Redemption                                        8.72%            3.87%               5.11%

Barclays Capital Quality Intermediate Municipal Bond Index((1))        7.36%            4.42%               5.30%


     These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions.


(1) The Barclays Capital Quality Intermediate Municipal Bond Index (formerly known as the Lehman Brothers Quality Intermediate Municipal Bond Index) consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States with no deduction for fees, expenses or taxes. Because of the relatively short duration of the Trust's portfolio, management believes the Intermediate Index to be appropriate, although the average maturity of the Trust's portfolio is somewhat longer than that of the index and the Trust's portfolio may accordingly experience somewhat greater volatility.

                                   Management
                               Investment Adviser

                        Aquila Investment Management LLC
                                  Sub-Adviser

                           FAF Advisors, Inc. ("FAF")


     Portfolio Manager -- Mr. Michael Hamilton, Director and Senior Portfolio Manager of FAF. He has been portfolio manager or assistant portfolio manager of the Trust since 1994.


Purchase and Sale of Trust Shares

     You may purchase, redeem or exchange shares of the Trust on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A Shares or Class C shares either through a financial advisor or directly from the Trust. The minimum initial purchase into the Trust is $1,000, and $50 if an automatic investment program is established. There is no minimum for subsequent investments. Class Y Shares and Class I Shares can be purchased only through financial intermediaries.

                                Tax Information


     The Trust's distributions of its net exempt interest income from Oregon Obligations are generally exempt from regular Federal and Oregon state income tax. A portion of these distributions, however, may be subject to the Federal alternative minimum tax. It is possible that a portion of the Trust's dividends will be subject to Federal and Oregon income taxes. There may be distributions of capital gains which will be taxable.


         Payments to Broker-Dealers and Other Financial Intermediaries

     If you purchase shares of the Trust through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Trust and its distributor may pay the intermediary for the sale of Trust shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Trust over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

                        Investment of the Trust's Assets

"Is the Trust right for me?"


     The shares of the Trust are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Oregon State and regular Federal income taxes.


Oregon Obligations

     The Trust invests in Oregon Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Oregon income taxes. They include obligations of Oregon issuers and certain non-Oregon issuers, of any maturity.

     The obligations of non-Oregon issuers that the Trust can purchase as Oregon Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Oregon income taxes.

Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations: "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

     The various public purposes for which municipal obligations are issued include:

     *    obtaining funds for general operating expenses,

     *    refunding outstanding obligations,

     * obtaining funds for loans to other public institutions and facilities, and

     * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

     Municipal obligations include:

     * tax, revenue or bond anticipation notes,

     * construction loan notes,

     * project notes, which sometimes carry a U.S. government guarantee,

     * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and

     *    floating and variable rate demand notes.

[picture]
Clackamas County School Districts

[picture]
State of Oregon

[picture]
Portland International Airport

[Logo]
TAX-FREE TRUST OF OREGON

[picture]
City of Portland

[picture]
City of Salem Utilities

[picture]
Oregon Health and Science University

[picture]
Eugene Water & Electric Board


The Trust invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Oregon. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Trust's portfolio as of October 31, 2009 and together represented approximately 20% of the Trust's portfolio. Since the portfolio is subject to change, the Trust may not necessarily own these specific securities at the time of the delivery of this Prospectus.

"Explain further how interest rate risk and credit risk may affect the value of the Trust's investments and their yields."

     Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Trust's portfolio. Any such change may have different effects on short-term and long-term Oregon Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Trust may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Trust's objective, preservation of capital, it may also result in a lower level of income.

     An additional aspect of credit risk that is related to but distinct from the direct risk of nonpayment by an issuer is that market perceptions may develop, based on the determinations of a rating agency or otherwise, of deterioration in an issuer's credit, and these may tend to depress the market value of the issuer's outstanding debt obligations. Other market conditions may ameliorate this effect; for example, in a period of rising demand for, and/or diminishing supply of, Oregon Obligations, the market value of an Oregon Obligation may remain relatively firm even in the face of a lowered credit rating for an issuer. Nevertheless, deterioration in creditworthiness tends as a general matter to be reflected over time in lower market values.

"What are the main risk factors and special considerations specifically relating to investment in Oregon Issuers?"

     The following is a discussion of the general factors that might influence the ability of Oregon issuers to repay principal and interest when due on Oregon Obligations that the Trust owns. The Trust has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.


     Oregon's recession, which essentially started in the first quarter of 2008, has spread to all sectors of the economy. The same factors weighing on the U.S. are present in Oregon. Oregon's housing market was a bit late to the correction phase and may lag the nation in bottoming out and correcting. This recession has taken away jobs at a very fast and deep pace. The second quarter of 2009 marked the third consecutive quarter of above six percent job losses.


     The major risks facing the Oregon economy are:

     Contagion of the credit crunch and financial market instability. With the freezing up of credit markets, broad based borrowing and lending is very expensive or non-existent. Consumer spending has been greatly curtailed. If the credit markets do not return soon to some sort of state of normalcy, the current recession could be much deeper and longer than presently projected. Oregon will suffer the consequences along with the rest of the nation.

     Prolonged housing market instability. Generally, analysts believe that the housing market has yet to hit bottom, at least in terms of price declines. Though Oregon has been hit hard through this downturn, Oregon's housing market is relatively better off compared to California, Nevada, Florida, and Arizona. Coupled with the recessionary state of the economy, the rise in mortgage rates and heightened credit standards will keep demand for housing relatively low. Rather than the correction of the housing bubble further hurting the Oregon housing market, it has been the deepening recession that caused further home price declines and rising foreclosures.

     The relative effectiveness of nearly-global government stimulus. The level of government response to the current recession has never been greater. Furthermore, the coordination of central bank actions throughout the world was similarly unprecedented. While the intent was for significant stabilization and growth, it is unknown if these will come to pass.

     The return of federal timber payments to Oregon counties. Included in the federal bailout was a provision to reinstate federal timber payments for four years. Oregon counties will receive $254 million, down from the previous $282 million level and will be phased out over the four year window. While this temporary reinstatement helps cover short-term budgets for Oregon counties, finding or replacing this dwindling revenue source will be imperative as any loss of public services could have adverse impacts on economic activity.


     The extent of the global downturn triggered by the U.S. slowdown. The U.S. economy has been an important engine of growth for the global economy. As the U.S. economic woes continue, the whole world is feeling the impact. First, European economic growth slowed considerably, even contracting in places. Then Asian economies began slowing due to their large exposure, via trade, to the U.S. economy. China is a top importer of Oregon products and any slowing of the Chinese economy will adversely impact Oregon exports. To the extent that Oregon major trading partners take longer to recovery compared to the U.S. economy, this could extend the downturn in Oregon.


     National and regional energy prices. The over 60 percent drop in oil prices is bringing relief to both business and households. The near-term outlook is also for lower regional prices for natural gas and electricity. This comes at a welcomed time when businesses are looking for cost savings. The benefit from lower energy prices is most likely short-lived as the underlying drivers of demand will return once the world economies rebound from this recession.

     In addition to general obligation bonds, the State and its political subdivisions issue revenue obligations payable from specific projects or sources, including lease rentals. There can be no assurance that a material downturn in the State's economy, with resulting impact on the financial strength of State and local entities, will not adversely affect the ability of obligors of the obligations held in the Trust's portfolio to make the required payments on these obligations, and consequently, the market value of such obligations.

     The principal sources of State tax revenues are the personal income and corporate income taxes. Oregon does not have a sales tax; however, the issue of a sales tax is brought before the Oregon voters frequently. Oregon has a very friendly initiative process; any registered Oregon voter may submit a proposed initiative. In recent years, Oregon has seen active use of the initiative and referendum process, with initiative measures being proposed on a variety of constitutional and statutory topics. Three such initiatives voted on in the 1990s have dramatically changed the landscape for local government forcing more fiscal dependence on the State. Certain municipal securities held by the Trust may rely in whole or in part for repayment on ad valorem property taxes. There are limits under Oregon State law on the issuance of bonds supported by such taxes. In recent years several voter initiatives have also amended the State Constitution to "freeze" or roll back such taxes. School districts had been reliant on ad valorem property taxes as their major source of revenue. These initiatives created the need for the school districts to go to the State for more funding. Whereas, the State has been able to fund the minimum needs, the revenue sources for the State are much more volatile revenue than are property taxes.

     There is a relatively inactive market for municipal bonds of Oregon issuers other than the general obligations of the State itself and certain other limited segments of the market. Consequently, the market price of such other bonds may have a higher degree of volatility and it may be difficult to execute sales of blocks of such bonds. If the Trust were forced to sell a large volume of these bonds for any reason, such as redemptions of a large number of its shares, there is a risk that the large sale itself might adversely affect the value of the Trust's portfolio.


Risks relating to Futures and Options


     A risk of using futures and options to attempt to protect against the price volatility of the Trust's Oregon Obligations is that the Sub-Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold a future in anticipation of an increase in interest rates and the interest rates went down instead, the Trust would lose money on the sale. Another risk of using futures or options on them arises because of the imperfect correlation between movement in the price of the future and movements in the prices of Oregon Obligations which are the subject of the hedge.


                                Trust Management

"How is the Trust managed?"

     Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Trust's investment adviser under an Advisory and Administration Agreement. Its investment advisory duties, including portfolio management, have been delegated to the Sub-Adviser, FAF Advisors, Inc., under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust and providing other administrative services.

     The Sub-Adviser provides the Trust with local advisory services.

     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust, and arranging for the purchase and the sale of securities held in the portfolio of the Trust; and, at the Sub-Adviser's expense, providing for pricing of the Trust's portfolio daily.

     During the fiscal year ended September 30, 2009, the Trust accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets.

     A discussion regarding the Trustees' basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the Trust's annual report to shareholders for the period ended September 30, 2009.

Information about the Manager and the Sub-Adviser


     The Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Funds, which consists of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. As of December 31, 2009, these funds had aggregate assets of approximately $4.3 billion, of which approximately $2.6 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is owned, directly, and through certain trusts, by members of the family of Mr. Lacy B. Herrmann. As a result of transactions completed in 2009 no individual holds with the power to vote, directly or indirectly, more than 24.9% of the voting shares of AMC. Performance of the Advisory and Administration Agreement is guaranteed by AMC.



     The Sub-adviser, FAF Advisors, Inc. is a registered investment adviser with a local office at 555 S.W. Oak Street, Portland, Oregon 97204. It is a subsidiary of U.S. Bank National Association. U.S. Bank National Association is a separate entity and a wholly owned subsidiary of U.S. Bancorp ("USB") 800 Nicollett Mall, Minneapolis, Minnesota 55402. USB is the 6th largest commercial bank in the United States. The company operates 2,850 banking offices and provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses and institutions. The company is headquartered in Minneapolis, Minnesota and primarily serves the Midwest and West. At September 30, 2009, on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of approximately $265.1 billion, consolidated deposits of $169.8 billion and shareholder equity of $25.2 billion.



     Mr. Michael Hamilton, with the position of Director and Senior Portfolio Manager, is the officer of the Sub-Adviser who manages the Trust's portfolio. He has been portfolio manager or assistant portfolio manager of the Trust since 1994, assisting in administration and credit analysis. Mr. Hamilton has managed municipal bond common trust funds, individual municipal bond portfolios, taxable portfolios, and money market funds. He has been employed by the parent company of the Sub-Adviser and its predecessors since 1989. He holds a B.A. from The College of Idaho and an M.B.A. from Western Washington University.



     The Statement of Additional Information ("SAI") provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the Trust.


                            Net Asset Value per Share

     The net asset value of the shares of each of the Trust's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Trust's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Trust's shares is based on portfolio market value, except that Oregon Obligations maturing in 60 days or less are generally valued at amortized cost. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust's Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases

"Are there alternative purchase plans?"

     The Trust provides individuals with alternative ways to purchase shares through four separate classes of shares (Classes A, C, I and Y). Although the classes have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of Oregon Obligations. An investor should choose the class that best suits the investor's circumstances and needs.

"In which states can I buy shares of the Trust?"

     An investor who is domiciled in Oregon or in one of the other states listed below can purchase shares of the Trust. An investor domiciled in states other than those listed should not purchase shares of the Trust.

     Also, if an investor is not domiciled in Oregon, dividends from the Trust may be subject to state income taxes of the state in which the investor is domiciled. Therefore, one should consult a tax adviser before buying shares of the Trust.

     On the date of this Prospectus, Class A Shares and Class C Shares are available only in:

                         * Oregon * Arizona * California
               * Colorado * Connecticut * Florida * Hawaii * Idaho
                   * Illinois * Minnesota * Missouri * Nevada
                      * New Mexico * New Jersey * New York
                 * Pennsylvania * Texas * Washington * Wisconsin

     On the date of this Prospectus, Class Y Shares and Class I Shares are available only in:

            * Oregon * Arizona * California * Colorado * Connecticut
          * Florida * Hawaii * Idaho * Illinois * Minnesota * Missouri
                        * Nevada * New Mexico * New York
                     * Pennsylvania * Washington * Wisconsin

     The Trust and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

     Class A and Class C Shares

     Option I

     * Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.

     * Subsequently, any amount (for investments in shares of the same class).

     To qualify for purchases of Class A Shares or Class C Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Trust shares.

     Option II

     *    $50 or more if an Automatic Investment Program is established.

     *    Subsequently, any amount you specify of $50 or more.

     * You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

Class I and Class Y Shares

     Class I or Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

"How do I purchase shares?"

     You may purchase Class A or Class C Shares:

o through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

o directly through the Distributor, by mailing payment to the Trust's Agent, PNC Global Investment Servicing.

     Except as provided in the Statement of Additional Information, under the caption "Purchase, Redemption and Pricing of Shares," an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

     The price an investor will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C, I and Y Shares. (See "What price will I pay for the Trust's shares?") A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.

                   Opening a Class A or Class C Share Account

* Make out a check for the investment amount payable to Tax-Free Trust of Oregon.

* Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

* Send your check and completed New Account Application to your dealer or to the Trust's Agent, PNC Global Investment Servicing.

                  Adding to a Class A or Class C Share Account

By Wire                                                       By Check

* Telephone the Agent (toll-free) at 800-437-1000             * Make out a check for the investment amount payable
(individual shareholders) or 877-953-6932                     to Tax-Free Trust of Oregon.
(broker/dealers) to advise us that you would like to
purchase shares of the Trust by wire transfer.                * Fill out the pre-printed stub attached to the
                                                              Trust's confirmations or supply the name(s) of account
* Instruct your bank to transfer funds by wire to the         owner(s), the account number, and the name of the
following account:                                            Trust.

Bank Name: PNC Bank, Philadelphia, PA                         * Send your check and account information to your
ABA Number: 031-0000-53                                       dealer or to the Trust's Agent, PNC Global Investment
Account Name: Aquila Group of Funds                           Servicing.
Account No.: 85-0242-8425
Further Credit:  Tax-Free Trust of Oregon,
Name of Shareholder and Account Number.

Unless you indicate otherwise, your investment will be made in Class A Shares.

Opening or Adding to a Class I or Class Y Share Account

     An investor may open a Class I or Class Y Share account or make additional investments in Class I or Class Y Shares only through a financial intermediary.

"Can I transfer funds electronically?"

     You can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

     Before you can transfer funds electronically, the Trust's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, ask your broker or dealer to make them. The Trust may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

Systematic Payroll Investments

     You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Trust. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Trust requires that you complete the New Account Application. Once your New Account Application is received by the Trust and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Trust for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Trust for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

     Automatic investment, telephone investment and systematic payroll investments are not available for Classes I and Y.


                             Redeeming An Investment

Redeeming Class A and Class C Shares

     You may redeem some or all of your Class A or Class C Shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

     There is no minimum period for investment in the Trust, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

     If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

     Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

     *-Class C Shares held for less than 12 months (from the date of purchase);
          and

     *-CDSC Class A Shares (as described below).

     Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

     A redemption may result in a tax liability for you.

"How can I redeem my investment in Class A or Class C Shares?"

By mail, send instructions to:                By telephone, call:          By FAX, send instructions to:

PNC Global Investment Servicing Attn:         800-437-1000 toll-free       508-599-1838
Aquila Group of Funds
101 Sabin Street
Pawtucket, RI 02860-1427

For liquidity and convenience, the Trust offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

     You may request expedited redemption for any shares not issued in certificate form in two ways:

     1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

     a) to a Financial Institution account you have previously specified; or

     b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.

                              Telephoning the Agent

     Whenever you telephone the Agent, please be prepared to supply:

     account name(s) and number

     name of the caller

     the social security number registered to the account

     personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt. The Trust, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

     2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860-1427 or by FAX at 508-599-1838. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

     account name(s)

     account number

     amount to be redeemed

     any payment directions.

     To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

     The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Trust's records of your account.

     You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     Certificate Shares. Mail to the Trust's Agent: (1) blank (unsigned) certificates for Class A Shares to be redeemed, (2) redemption instructions and
(3) a stock assignment form.

     To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

     We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

     Signature Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate or non-certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

     Your signature may be guaranteed by any:

     member of a national securities exchange

     U.S. bank or trust company

     state-chartered savings bank

     federally chartered savings and loan association

     foreign bank having a U.S. correspondent bank; or

     participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

     A notary public is not an acceptable signature guarantor.

     Non-Certificate Shares. You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Trust's Agent, which includes:

     account name(s)

     account number

     dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Trust)

     signature(s) of the registered shareholder(s); and

     signature guarantee(s), if required, as indicated above after "Certificate Shares."

"When will I receive the proceeds of my redemption of Class A or Class C
Shares?"

     Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.


Redemption                      Method of Payment                                  Charges

Under $1,000.                   Check.                                             None.

$1,000 or more.                 Check, or wired or transferred through the         None.
                                Automated Clearing House to your Financial
                                Institution account, if you so requested on
                                your New Account Application or Ready Access
                                Features Form.

Through a broker/dealer.        Check or wire, to your broker/dealer.              None. However, your
                                                                                   broker/dealer may charge
                                                                                   a fee.

     Although the Trust does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

     The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

"Are there any reinvestment privileges?"

     If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

     Reinvestment will not alter the tax consequences of your original redemption.

"Is there an Automatic Withdrawal Plan?"

     You may establish an Automatic Withdrawal Plan if you own or purchase Class A, I or Y Shares of the Trust having a net asset value of at least $5,000. The Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50. The Automatic Withdrawal Plan is not available for Class C Shares.

Redeeming Class I and Class Y Shares

     You may redeem all or any part of your Class I or Class Y Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I and Class Y Shares must be made through a financial intermediary and cannot be made directly through the Trust's Agent. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Trust. The Trust does not impose redemption fees or penalties on redemption of Class I or Class Y Shares. A redemption may result in a transaction taxable to the redeeming investor.

General

     The Trust may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that the check or transfer of funds will be honored. Possible delays can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.

     The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

     Redemption proceeds may be paid in whole or in part by distribution of the Trust's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

                           Alternative Purchase Plans

"How do the different arrangements for the four classes of shares affect the cost of buying, holding and redeeming shares, and what else should I know about the four classes?"

     In this Prospectus the Trust provides you with four ways to invest in the Trust through four separate classes of shares. All classes represent interests in the same portfolio of Oregon Obligations. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor's circumstances and needs.


                                         Class A Shares                           Class C Shares
                                      "Front-Payment Class"                   "Level-Payment Class"

Initial Sales Charge         Class A Shares are offered at net        None. Class C Shares are offered at
                             asset value plus a  maximum sales        net asset value with no sales charge
                             charge of 4%, paid at the time of        payable at the time of purchase.
                             purchase.  Thus, your investment
                             is reduced by the applicable
                             sales charge.

Contingent Deferred Sales    None (except for certain purchases       A CDSC of 1% is imposed upon the
Charge ("CDSC")              of $1 million or more).                  redemption of Class C Shares held for
                                                                      less than 12 months. No CDSC applies
                                                                      to Class C Shares acquired through
                                                                      the reinvestment of dividends or
                                                                      distributions.

Distribution and Service     A distribution fee of 0.15 of 1% is      There is a level charge for
Fees                         imposed on the average annual net        distribution and service fees for six
                             assets represented by the Class A        years after the date of purchase at
                             Shares.                                  the aggregate annual rate of 1% of
                                                                      the average net assets represented by
                                                                      the Class C Shares.

Other Information            The initial sales charge is waived or    Class C Shares, together with a
                             reduced in some cases.  Larger           pro-rata portion of all Class C
                             purchases qualify for lower sales        Shares acquired through reinvestment
                             charges.                                 of dividends and other distributions
                                                                      paid in additional Class C Shares,
                                                                      automatically convert to Class A
                                                                      Shares after six years.

                          Class Y Shares Class I Shares
                                "Institutional Class"                "Financial Intermediary Class"

Initial Sales Charge      None. Financial intermediaries     None. Financial intermediaries may charge a
                          may charge a fee for purchase of   fee for purchase of shares.
                          shares.

Contingent Deferred       None.                              None.
Sales Charge ("CDSC")

Distribution and          None.                              Distribution fee of up to 0.25 of 1% of
Service Fees                                                 average annual net assets allocable to Class I
                                                             Shares, currently up to 0.15 of 1% of such
                                                             net assets, and a service fee of up to 0.25
                                                             of 1% of such assets.


"What price will I pay for the Trust's shares?"

Class A Shares Offering Price                           Class C, I and Y Shares Offering Price

Net asset value per share plus the applicable           Net asset value per share.
sales charge.

     An Investor will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time by the Agent or, where applicable, by the financial intermediary. Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly, provided, however, that if a financial intermediary imposes an earlier cutoff time than 4:00 p.m. for the receipt of orders, the intermediary will submit orders received after its earlier cutoff time after 4:00 p.m. Those orders will receive the next determined offering price. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Trust's best interest to do so.

"What are the sales charges for purchases of Class A Shares?"

     The following table shows the amount of sales charge incurred for each new purchase by a "single purchaser" of Class A Shares. A "single purchaser" is:

*    an individual;

* an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;

* a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

* a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code.

     You are entitled to substantial reductions in sales charges based on aggregate holdings of Class A Shares of the Trust and Class A Shares of any of the other funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such Class A Shares.

         A "single purchaser" will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of Class A Shares of the Trust and Class A Shares of any of the other funds in the Aquila Group of Funds in accordance with the following table:

       I                                           II                        III
Amount of Purchase and Value of All            Sales Charge as          Sales Charge as
Class A Shares Held by a Single Purchaser      Percentage of Public      Approximate
                                               Offering Price           Percentage of
                                                                        Amount Invested
Less than $25,000                                  4.00%                    4.17%
$25,000 but less than $50,000                      3.75%                    3.90%
$50,000 but less than $100,000                     3.50%                    3.63%
$100,000 but less than $250,000                    3.25%                    3.36%
$250,000 but less than $500,000                    3.00%                    3.09%
$500,000 but less than $1,000,000                  2.50%                    2.56%

     For purchases of $1 million or more see "Sales Charges for Purchases of $1 Million or More."

For example:

If you invest $10,000 (Column I), your sales charge        ($10,000 x .04 = $400)
would be 4.00% or $400 (Column II).

The value of your account would be equivalent to           ($10,000 - $400 = $9,600)
the amount of your investment less the sales charge.
(The initial value of your account would be
$10,000 - $400 = $9,600.)

The sales charge as a percentage of the reduced value      ($400 / $9,600 = .0416666 or 4.17%)
of your account would be 4.17% (Column III).

Sales Charges for Purchases of $1 Million or More

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:

     (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

     (ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Trust or any other fund in the Aquila Group of Funds that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, is $1 million or more.

Redemption of CDSC Class A Shares

     If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption.

     The amount of the CDSC, calculated based on the lesser of net asset value at the time of purchase or at the time of redemption, depends on the value of your holdings of CDSC Class A Shares at the time of redemption, according to the following table:


Value of Holdings                          During First Two Years After        During Third and Fourth Years
                                                      Purchase                         After Purchase
$1 million and up to $2.5 million                      1%                                 0.50%

Over $2.5 million and up to $5                  0.50% in year 1                             0
million                                         0.25% in year 2                             0

Over $5 million                                        0                                    0

     However, it is not the Trust's intention ever to charge the shareholder (impose a CDSC) more than the commission amount that was paid to the broker/dealer in connection with the purchase transaction.

     This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.

     The CDSC will be waived for:

*    - Redemption following the death of the shareholder or beneficial owner.

* - Redemption by the Trust when an account falls below the minimum required account size.

* - Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase, with notice to the investor and the Trust at the time of purchase.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

     "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

     A "single purchaser" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

Other

     Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Manager, the Distributor, the sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, selected broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance, certain family members of, and plans for the benefit of, the foregoing and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases. In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.

     The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge in a clear and prominent format on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.

"What are the sales, service and distribution charges for Class C Shares?"

*    No  sales charge at time of purchase.

* Fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Trust represented by Class C Shares.

* After six years, Class C Shares automatically convert to Class A Shares, which bear a lower distribution fee and no service fee.

     The Trust will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer "street name" or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in the Trust's Class A Shares instead.

Redemption of Class C Shares

* 1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

*    No  CDSC applies if Class C Shares are held for 12 months after purchase.

* Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

* The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by the Trust when an account falls below the minimum required size.


Broker/Dealer Compensation - Class C Shares

     The Distributor will pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.

General

     Certain financial intermediaries may charge additional fees in connection with transactions in Trust shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Trust shares or for shareholder servicing activities. The compensation is discretionary and may be available only to selected selling and servicing agents. See "Additional Information" below and the SAI for discussions of marketing support payments.

Exchange Privilege

     Generally, you can exchange Class A or Class C Shares of this Trust into the tax-free municipal bond funds, the high-income corporate bond fund and the equity fund (together with the Trust, the "Bond or Equity Funds") and money-market funds (the "Money-Market Funds") in the Aquila Group of Funds (collectively, the "Aquila Funds") for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee. The exchange privilege is also available to Class I or Class Y Shares to the extent that other Aquila Funds are made available to its customers by an investor's financial intermediary. All exchanges of Class I and Class Y Shares must be made through the investor's financial intermediary.

     Because excessive trading in Trust shares can be harmful to the Trust and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Trust or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other Aquila Fund.

Frequent Trading

     As stated above, the Trust and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of the Trust by market timers or other investors may disrupt the management of the Trust and increase its expenses, the Board of Trustees of the Trust has determined that the Trust may reject purchase orders, on a temporary or permanent basis, from investors that the Trust is able to determine are exhibiting a pattern of frequent or short-term trading in Trust shares. The Trust may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Trust will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Trust's policy on frequent trading extends to purchases through exchanges. (See "Exchange Privilege" above.)

"What about confirmations and share certificates?"

     A statement will be mailed to you confirming each purchase or redemption of Class A or Class C Shares of the Trust. Additionally, your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share). Financial intermediaries will confirm purchases of Class I or Class Y Shares. The Trust will not issue certificates for Class C, Class I or Class Y Shares.

"Is there a Distribution Plan or a Services Plan?"

     The Trust has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Trust to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Manager or Sub-Adviser to make payment for distribution expenses out of its own funds; and

    (iii) protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     Pursuant to the Plan, the Trust makes payments with respect to Class A, Class C and Class I Shares under agreements to certain broker/dealers and other qualified recipients.


     For any fiscal year, these payments may not exceed 0.15 of 1% for Class A Shares, 0.75 of 1% for Class C Shares, and 0.25 of 1% (currently up to 0.15 of 1%) for Class I Shares of the average annual net assets represented by each such class. Payments with respect to each class are made only out of the Trust's assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.


     Whenever the Trust makes Class A payments, the aggregate annual rate of the management fee otherwise payable by the Trust is reduced from 0.50 of 1% to 0.40 of 1% of the Trust's average annual net assets.

Shareholder Services Plan for Class C Shares

     The Trust's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. The Plan also authorizes an identical arrangement with respect to Class I Shares. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by the applicable class of shares. Payment is made only out of the Trust's assets represented by the shares of the applicable class.

     Service fees with respect to Class C Shares will be paid to the Distributor.

Additional Information

     The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to the Trust) to certain broker/dealers and other financial intermediaries ("financial advisors") in connection with the sale or retention of Trust shares or certain shareholder servicing and/or certain recordkeeping/sub-transfer agency services. For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by the Trust, assistance in training and education and/or other forms of marketing support, including costs related to providing the Trust with "shelf space." Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors: gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor. Some of these amounts may be significant to the Distributor, although they may be small compared to amounts a financial advisor may receive from other distributors. Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of the Trust over other investment options. To obtain more information on how additional compensation may have influenced your advisor's recommendation of the Trust ask your financial advisor. For more information, please see the Trust's SAI.

"Transfer on Death" Registration

     If you own Class A or Class C Shares, the Trust generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. An investor in Class I or Class Y should discuss the availability of TOD registration with the investor's financial intermediary (broker/dealer, etc.)

                           Dividends and Distributions

"How are dividends and distributions determined?"

     The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Trust purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Trust's income varies, so will the Trust's dividends. There is no fixed dividend rate. It is expected that most of the Trust's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

     Redeemed shares continue to earn dividends through and including the earlier of:

     1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a financial intermediary; or

     2. the third business day after the day the net asset value of the redeemed shares was determined.

     The Trust's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

Class A and Class C Shares

     Dividends and distributions on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

     You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

     You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

     Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Trust.

     If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Trust may be required to impose backup withholding at a rate of 28% upon payment of redemptions to you and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

     The Trust reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Trust would then purchase additional shares of the Trust with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.

Class I and Class Y Shares

     All arrangements for the payment of dividends and distributions with respect to Class I and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.


                                 Tax Information


     The following (together with the discussion in the Statement of Additional Information under "Additional Tax Information") summarizes certain Federal income tax considerations generally affecting the Trust and its shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. Federal income taxation that might be relevant to beneficial owners of shares of the Trust. The discussion is based upon current provisions of the Internal Revenue Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Trust shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Internal Revenue Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the Federal tax consequences of the purchase, ownership and disposition of Trust shares, as well as the tax consequences arising under the laws of any State, foreign country, or other taxing jurisdiction. The discussion here and in the Statement of Additional Information is not intended as a substitute for careful tax planning.



Distributions



     Net investment income includes income from Oregon Obligations in the portfolio that the Trust allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Trust will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its fiscal year. It will normally make this designation for dividends paid in any fiscal year in the first month following the end of such fiscal year.


     It is possible that a portion of the distributions paid by the Trust in excess of its net tax-exempt income will be subject to Federal and Oregon income taxes.

     During the last calendar year, the Trust's dividends consisted of the following (no Class I Shares were outstanding):


                             Calendar Year 12/31/09


                                  Exempt-Interest        Capital Gains Dividends   Ordinary Income Dividends
                                     Dividends

Class A Shares                        100.00%                     0.00%                      0.00%
Class C Shares                        100.00%                     0.00%                      0.00%
Class Y Shares                        100.00%                     0.00%                      0.00%




     Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. Capital gains and any other taxable dividends declared in October, November or December and paid to you in January (whether received in cash or reinvested in shares) are taxable for Federal income tax purposes as if received in December. If net capital losses are realized in any fiscal year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.



     The Trust intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Trust on Oregon Obligations will generally be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not subject to regular Federal income tax, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Trust) received or acquired during the year. Exempt-interest dividends are generally taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.


     Oregon Obligations acquired by the Trust after April 30, 1993 for less than face or redemption value and subsequently disposed of at a gain will result in "market discount" gain up to the face or redemption value, which will be ordinary income attributable to such market discount. Those gains will be taxable to you as ordinary income, if distributed. Alternatively, the Trust could elect to accrue such market discount as ordinary income during the period it holds such Oregon Obligations.

     If the Trust acquires Oregon Obligations at a premium over the principal amount, the Trust must amortize the premium over the remaining period to maturity using the earliest call date on a yield to maturity basis. The bond premium amortization will reduce the basis in determining the tax consequences on a subsequent disposition. Bond premium amortization reduces the amount of exempt-interest dividends that may be designated by the Trust and could result in taxable ordinary dividend income and/or return of capital and a reduction in basis of shares.

     Capital gains dividends (net long-term gains over net short-term losses (which generally may exclude post-October 31 capital losses for this purpose)) which the Trust distributes and so designates are reportable by shareholders as taxable gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Trust or receives it in cash, regardless of the length of time the investment is held.


     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Trust which are not offset by capital gains are not distributed but are carried forward by the Trust to offset gains in later fiscal years and reduce future capital gains dividends and amounts taxed to shareholders.



     The Trust's gains or losses on sales of Oregon Obligations will generally be deemed long- or short-term depending upon the length of time the Trust holds these obligations.


     You will receive information on the tax status of the Trust's dividends and distributions annually.

Special Tax Matters

     Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Trust may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Trust.

     Interest from all Oregon Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Trust will not invest more than 20% of its assets in the types of Oregon Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.


Oregon Taxes



     Distributions of interest income made by the Trust from Oregon Obligations will generally be treated for purposes of the Oregon personal income tax imposed on individuals in the same manner as they are treated for Federal income tax purposes. Individual shareholders of the Trust resident in Oregon generally will not be subject to Oregon personal income tax on distributions received from the Trust to the extent such distributions are attributable to interest income on Oregon Obligations. Distributions attributable to interest income on Oregon Obligations may generally be the ratio of distributions of interest income from Oregon Obligations to the total distributions on such shares for the fiscal year. Other distributions from the Trust, including capital gains dividends, will generally not be exempt from Oregon personal income tax.


     Distributions of interest income by the Trust attributable to Oregon Obligations, or of obligations of any other state or political subdivision of a state, are not exempt from the Oregon corporation excise tax. Corporations and other entities subject to the Oregon corporation excise tax should consult their tax advisers before investing in the Trust.

                            TAX-FREE TRUST OF OREGON
                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Trust's financial performance for the past five years of the Trust's operations. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Trust's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request. No Class I Shares were outstanding during the periods shown.

                                                                                   CLASS A
                                                     ------------------------------------------------------------------
                                                                           YEAR ENDED SEPTEMBER 30,
                                                     ------------------------------------------------------------------
                                                    2009         2008        2007        2006          2005
                                                  --------     --------    --------    --------      --------
Net asset value, beginning of period ............ $  10.11     $  10.68    $  10.84    $  10.91      $11.01
                                                  --------     --------    --------    --------      --------
Income (loss) from investment operations:
        Net investment income ...................     0.42++       0.42++      0.41+       0.41+      0.42+
        Net gain (loss) on securities (both
                realized and unrealized) ........     0.94        (0.58)      (0.16)      (0.05)     (0.10)
                                                  --------     --------    --------    --------      --------
        Total from investment operations ........     1.36        (0.16)       0.25        0.36       0.32
                                                  --------     --------    --------    --------   --------
Less distributions:
        Dividends from net investment income ....    (0.42)       (0.41)      (0.41)      (0.41)     (0.41)
        Distributions from capital gains ........       --           --         ***       (0.02)     (0.01)
                                                  --------     --------    --------    --------    --------
        Total distributions .....................    (0.42)       (0.41)      (0.41)      (0.43)     (0.42)
                                                  --------     --------    --------    --------      --------
Net asset value, end of period .................. $  11.05     $  10.11    $  10.68    $  10.84    $ 10.91
                                                  ========     ========    ========    ========      ========
Total return (not reflecting sales charge) ......    13.74%       (1.58)%      2.37%       3.42%     2.98%
Ratios/supplemental data
        Net assets, end of period (in millions) . $    370     $    324    $    336    $    359    $  369
        Ratio of expenses to average net assets .     0.73%        0.76%       0.75%       0.75%     0.77%
        Ratio of net investment income to average
                net assets                            4.02%        3.89%       3.77%       3.82%     3.79%
        Portfolio turnover rate .................       15%          15%         22%         16%      14%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

        Ratio of expenses to average net assets .     0.73%        0.74%       0.74%       0.74%     0.76%

----------
+     Per share amounts have been calculated using the monthly average shares method.
++    Per share amounts have been calculated using the daily average shares method.
***   Less than $0.01 per share.


                                                                             Class C
                                                   --------------------------------------------------------------
                                                                     Year Ended September 30,
                                                   --------------------------------------------------------------
                                                     2009       2008           2007          2006          2005
                                                   --------   --------       --------      --------      --------
Net asset value, beginning of period ..........    $  10.10   $  10.68       $  10.84      $  10.90      $  11.00
                                                   --------   --------       --------      --------      --------
Income (loss) from investment operations:
        Net investment income .................        0.33++     0.33++         0.32+         0.32+        0.32+
        Net gain (loss) on securities (both
                realized and unrealized) ......        0.94      (0.59)         (0.16)        (0.04)       (0.09)
                                                   --------   --------       --------      --------      --------
        Total from investment operations ......        1.27      (0.26)          0.16          0.28          0.23
                                                   --------   --------       --------      --------      --------
Less distributions:
        Dividends from net investment income ..       (0.33)     (0.32)         (0.32)        (0.32)       (0.32)
        Distributions from capital gains ......          --         --            ***         (0.02)       (0.01)
                                                   --------   --------       --------      --------      --------
        Total distributions ...................       (0.33)     (0.32)         (0.32)        (0.34)       (0.33)
                                                   --------   --------       --------      --------      --------
Net asset value, end of period ................    $  11.04   $  10.10       $  10.68      $  10.84      $  10.90
                                                   ========   ========       ========      ========      ========
Total return (not reflecting sales charge) ....       12.79%     (2.51)%         1.51%         2.64%         2.10%
Ratios/supplemental data
        Net assets, end of period (in millions)    $   21.9   $   17.7       $   25.3      $   32.9      $   41.9
        Ratio of expenses to average net assets        1.58%      1.61%          1.60%         1.60%         1.62%
        Ratio of net investment income to
                average net assets ............        3.15%      3.04%          2.92%         2.97%         2.94%
        Portfolio turnover rate ...............          15%        15%            22%           16%           14%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

        Ratio of expenses to average net assets        1.58%      1.59%          1.59%         1.59%         1.61%



                                                                             Class Y
                                                   --------------------------------------------------------------
                                                                     Year Ended September 30,
                                                   --------------------------------------------------------------
                                                     2009       2008           2007          2006          2005
                                                   --------   --------       --------      --------      --------
Net asset value, beginning of period ..........    $  10.10   $  10.68       $  10.84      $  10.90      $  11.00
                                                   --------   --------       --------      --------      --------
Income (loss) from investment operations:
        Net investment income .................       0.44++      0.43++         0.43+         0.43+         0.43+
        Net gain (loss) on securities (both
                realized and unrealized) ......        0.93      (0.58)         (0.16)        (0.04)        (0.09)
                                                   --------   --------       --------      --------      --------
        Total from investment operations ......        1.37      (0.15)          0.27          0.39          0.34
                                                   --------   --------       --------      --------      --------
Less distributions:
        Dividends from net investment income ..       (0.43)     (0.43)         (0.43)        (0.43)        (0.43)
        Distributions from capital gains ......          --         --            ***         (0.02)        (0.01)
                                                   --------   --------       --------      --------      --------
        Total distributions ...................       (0.43)     (0.43)         (0.43)        (0.45)        (0.44)
                                                   --------   --------       --------      --------      --------
Net asset value, end of period ................    $  11.04   $  10.10       $  10.68      $  10.84      $  10.90
                                                   ========   ========       ========      ========      ========
Total return (not reflecting sales charge) ....       13.92%     (1.52)%         2.52%         3.67%         3.11%
Ratios/supplemental data
        Net assets, end of period (in millions)    $   84.9   $   58.4       $   49.2      $   43.9      $   36.0
        Ratio of expenses to average net assets        0.58%      0.61%          0.60%         0.60%          0.62%
        Ratio of net investment income to
                average net assets ............        4.16%      4.04%          3.92%         3.97%          3.95%
        Portfolio turnover rate ...............          15%        15%            22%           16%            14%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

        Ratio of expenses to average net assets        0.58%      0.59%          0.59%         0.59%          0.61%

----------
+     Per share amounts have been calculated using the monthly average shares method.
++    Per share amounts have been calculated using the daily average shares method.
***   Less than $0.01 per share.

                                    Founders
                       Lacy B. Herrmann, Chairman Emeritus
                          Aquila Management Corporation

                                     Manager
                        Aquila Investment Management LLC
            380 Madison Avenue, Suite 2300 * New York, New York 10017

                             Investment Sub-Adviser
                               FAF Advisors, Inc.
                  555 S.W. Oak Street * Portland, Oregon 97204

                                Board of Trustees
                             James A. Gardner, Chair
                          Diana P. Herrmann, Vice Chair
                                 Gary C. Cornia
                                Edmund P. Jensen
                                John W. Mitchell
                                  Ralph R. Shaw
                                Nancy Wilgenbusch

                                    Officers
                          Diana P. Herrmann, President
                      Maryann Bruce, Senior Vice President
                      Christine L. Neimeth, Vice President

                  Robert S. Driessen, Chief Compliance Officer

            Joseph P. DiMaggio, Chief Financial Officer and Treasurer
                          Edward M.W. Hines, Secretary

                                   Distributor
                            Aquila Distributors, Inc.
            380 Madison Avenue, Suite 2300 * New York, New York 10017

                    Transfer and Shareholder Servicing Agent

                         PNC Global Investment Servicing
                                101 Sabin Street
                          Pawtucket, Rhode Island 02860

                                    Custodian

                            JPMorgan Chase Bank, N.A.
                              1111 Polaris Parkway
                              Columbus, Ohio 43240

                  Independent Registered Public Accounting Firm
                            Tait, Weller & Baker LLP
        1818 Market Street, Suite 2400 * Philadelphia, Pennsylvania 19103

                                     Counsel
                     Butzel Long, a professional corporation
                  380 Madison Avenue * New York, New York 10017

This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Trust and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Trust available to you.

You can get additional information about the Trust's investments in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can get the SAI and the Trust's annual and semi-annual reports without charge upon request by calling 800-437-1020 (toll-free) or by visiting the Trust's website at www.aquilafunds.com.


In addition, you can review and copy information about the Trust (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-551-8090. Reports and other information about the Trust are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.



The file number under which the Trust is registered with the SEC under the Investment Company Act of 1940 is 811-4626.


                                 TAX-FREE TRUST
                                    OF OREGON

                                   A tax-free
                                income investment


                         A Series of The Cascades Trust



                              Aquila Group of Funds

                                   PROSPECTUS

                   To make shareholder account inquiries, call
                   the Trust's Shareholder Servicing Agent at:
                             800-437-1000 toll-free
                               or you can write to
                         PNC Global Investment Servicing
                                101 Sabin Street
                            Pawtucket, RI 02860-1427

                                    Ticker Symbol         CUSIP #
                   Class A Shares     ORTFX             876932104
                   Class C Shares     ORTCX             876932203
                   Class I Shares     ORTIX             876932401
                   Class Y Shares     ORTYX             876932302

        This Prospectus should be read and retained for future reference

                            TAX-FREE TRUSTS OF OREGON
                          Supplement to the Prospectus
                             Dated February 1, 2010


    The material under the caption "Is there an Automatic Withdrawal Plan?" is replaced by the following:

     You may establish an Automatic Withdrawal Plan if you own or purchaase Class A, I or Y shares of the Trust having a net asset value of at least $5,000. The Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50. The Automatic Withdrawal Plan is not available for Class C Shares.

                         The date of this supplement is
                                  March 11, 2010